UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    August 23, 2005
                                                    ---------------------------

                               JUNO LIGHTING, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                   0-11631                   36-2852993
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 (State or other jurisdiction  (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)

1300 S. Wolf Road P.O. Box 5065, Des Plaines Illinois          60017-5065
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    (Address of principal executive offices)                    (Zip Code)

Registrant's Telephone Number, including area code            (847) 827-9880
                                                   ----------------------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          Other Events.
---------          -------------

         Juno Lighting, Inc. ("Juno") today announced that its shareholders, voting at a special meeting held August 23, 2005, approved the Agreement and Plan of Merger, dated June 29, 2005 (the "Merger Agreement"), by and among Square D Company, a Delaware corporation ("Parent"), Hera Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), Schneider Electric SA and Juno. The Merger Agreement contemplates that, subject to the terms and conditions of the Merger Agreement, Merger Sub will be merged with and into Juno, with Juno continuing after the merger as the surviving corporation and a wholly owned subsidiary of Square D (the "Merger").

         The Company's press release announcing shareholder approval of the Merger Agreement and the Merger is attached as Exhibit 99.1 hereto.


Item 9.01          Financial Statements and Exhibits.
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                   The following exhibits are being furnished as part of this
                   Form 8-K:

  Exhibit Number   Description
  --------------   -----------

  Exhibit 99.1     Press Release issued by Juno Lighting, Inc. dated
                   August 23, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




DATE  August 23, 2005                      BY: /s/ George J. Bilek
      ---------------                         ----------------------------

                                           George J. Bilek
                                           Title:   Executive Vice President
                                                    and Chief Financial Officer

                                  EXHIBIT INDEX

     Exhibit No.         Description
     -----------         -----------

     99.1                Press Release issued by Juno Lighting, Inc. dated
                         August 23, 2005.

                                                             Exhibit 99.1

Press Release
FOR IMMEDIATE RELEASE


Juno Lighting, Inc. Stockholders Approve Adoption of Merger Agreement with Square D


Des Plaines, IL, August 23, 2005 - Juno Lighting, Inc. (NASDAQ-JUNO) ("Juno") announced today that its shareholders, voting at a special meeting held August 23, 2005, approved the Agreement and Plan of Merger, dated June 29, 2005 (the "Merger Agreement"), by and among Square D Company, a Delaware corporation ("Parent"), Hera Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), Schneider Electric SA and Juno. The Merger Agreement contemplates that, subject to the terms and conditions of the Merger Agreement, Merger Sub will be merged with and into Juno, with Juno continuing after the merger as the surviving corporation and a wholly owned subsidiary of Square D (the "Merger").


About Juno Lighting, Inc.:

Juno Lighting, Inc. is a leader in the design, manufacturing, and marketing of lighting fixtures for commercial and residential use. This press release contains various forward-looking statements that are not statements of historical events. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to vary materially from those stated, indicated or expected. Such risks and uncertainties include: economic conditions generally, levels of construction and remodeling activities, our ability to improve manufacturing efficiencies, disruptions in manufacturing or distribution, product and price competition, raw material prices, our ability to develop and successfully introduce new products, consumer acceptance of such new products, the ability of our new products to perform as designed when utilized by consumers, technology changes, patent issues, exchange rate fluctuations, and other risks and uncertainties. Juno undertakes no obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.


Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed merger and all other statements in this release other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Juno may not be able to complete the proposed merger on the terms described above or other acceptable terms or at all. Potential risks and uncertainties regarding the acquisition include, among others, the possibility that the transaction will not close or that the closing may be delayed and the effect of the announcement of the proposed merger on Juno's customer relationships, operating results and business generally, including the ability to retain key employees. Certain of these factors, and other factors that may affect the business or financial results of Juno are described in Juno's filings with the SEC, including Juno's annual report on Form 10-K for the fiscal year ended November 30, 2004.